Borrowings	12 Months Ended
Dec. 31, 2022
Financial Instruments [Abstract]
Borrowings	Borrowings
Credit Facility

On June 1, 2021, the Company terminated the $15,000 committed revolving term credit facility (the “Credit Facility”) it secured from the Toronto-Dominion Bank on July 25, 2019 and repaid all accrued and unpaid interest. Unamortized financing costs of $64 were derecognized and expensed to finance (income) expense during the second quarter of 2021. Prior to termination, the balance drawn on the facility was $nil.

Finance (income) expense, net

Finance (income) expense for the years ended December 31, 2022 and 2021 is comprised of:

	2022	2021
	$	$
Interest on contingent consideration	110	73
Interest on lease obligations	266	337
Interest and amortization of deferred financing costs on credit facility	—	84
Interest income	(3,912)	(437)
Bank fees and other	24	8
	(3,512)	65